                                                                 EXHIBIT 10.37

                                                                EXECUTION COPY


                                 AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT
                            DATED AS OF MAY 13, 1998


         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT ("Amendment") is made as of October 19, 1998 by and among BRIGHTPOINT, INC., BRIGHTPOINT INTERNATIONAL LTD. (collectively, the "Borrowers"), the guarantors from time to time party thereto (the "Guarantors"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), BANK ONE, INDIANA, NATIONAL ASSOCIATION, in its individual capacity as a Lender and as syndication agent (the "Syndication Agent"), and NBD BANK, N.A., in its individual capacity as a Lender and as administrative agent (the "Administrative Agent"; and together with the Syndication Agent, the "Agents") on behalf of the Lenders under that certain Amended and Restated Multicurrency Credit Agreement dated as of May 13, 1998 by and among the Borrowers, the Guarantors, the Lenders and the Agents (as amended, modified or restated, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

         WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents are parties to the Credit Agreement;

         WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement in certain respects; and

         WHEREAS, the Lenders and the Agents are willing to amend the Credit Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Lenders and the Agents have agreed to the following amendments to the Credit Agreement.

    1. Amendments to Credit Agreement. Effective as of October 19, 1998 and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

         1.1. Section 1.1 of the Credit Agreement is hereby amended to delete the defined terms "Aggregate Commitment," "Alternate Currency Availability," "Alternate Currency Commitment," "Alternate Currency Lender" and "Maximum Alternate Currency Amount" therefrom in their entirety and to substitute the following therefor:


         "AGGREGATE COMMITMENT" means, at any time, the sum of the Revolving Loan Commitments plus the Alternate Currency Commitments, as adjusted from time to time pursuant to the terms hereof. The initial Aggregate Commitment is Two Hundred Thirty Million and 00/100 Dollars ($230,000,000); which amount shall be automatically increased by the addition of one or more Alternate Currency Lenders pursuant to the terms of Section 2.3(k), provided in no event shall such amount exceed the sum of the Aggregate Revolving Loan Commitment plus the Maximum Aggregate Alternate Currency Commitment.

         "ALTERNATE CURRENCY AVAILABILITY" means, at any particular time, the amount by which the aggregate of the Alternate Currency Commitments of the Alternate Currency Lenders exceeds the Alternate Currency Obligations.

         "ALTERNATE CURRENCY COMMITMENT(S)" means, with respect to each Alternate Currency Lender, the obligation of the Alternate Currency Lender to make Alternate Currency Loans or issue Alternate Currency Letters of Credit under Section 2.3 and to purchase Revolving Loans and participations in Letters of Credit under Section 2.4 not exceeding (a) for each such Alternate Currency Lender the amount reflected for such Alternate Currency Lender in Exhibit D hereto as its Alternate Currency Commitment and (b) for all of the Alternate Currency Lenders, the Dollar Amount of the Maximum Aggregate Alternate Currency Amount, as such amount may be modified from time to time pursuant to the terms of this Agreement. Notwithstanding anything in the Agreement to the contrary, references in the Agreement to "the Alternate Currency Commitment" shall instead be to the applicable Alternate Currency Commitment of the applicable Alternate Currency Lender or the Alternate Currency Commitments of all of the Alternate Currency Lenders, as appropriate, notwithstanding the singular use of the term herein.

         "ALTERNATE CURRENCY LENDER(S)" means (i) ABN AMRO Bank N.V., (ii) BankBoston, N.A., (iii) any additional Alternate Currency Lender party to this Agreement pursuant to the terms of Section 2.3(k), and, (iv) after any Conversion Date, any Lender who has purchased Alternate Currency Credits under Section 2.4(f). If any agency or Affiliate of any of the Alternate Currency Lenders shall be a party to an Alternate Currency Addendum, such agency or Affiliate shall, to the extent of any commitment extended and any Alternate Currency Loans made or Alternate Currency Letters of Credit issued by it, have all the rights of an Alternate Currency Lender hereunder; provided, however, that the named Alternate Currency Lender shall to the exclusion of such agency or Affiliate, continue to have all the voting and consensual rights vested in it by the terms hereof. Notwithstanding anything in the Agreement to the contrary, references in the Agreement to "the Alternate Currency Lender" shall instead be to each of the applicable Alternate Currency Lender or applicable Alternate Currency Lenders, as appropriate, notwithstanding the singular use of the term herein.

         "MAXIMUM AGGREGATE ALTERNATE CURRENCY AMOUNT" means Thirty-Five Million and 00/100 Dollars ($35,000,000).

         1.2. Section 1.1 of the Credit Agreement is further amended to add the following definition in the applicable alphabetical location:

         "GLOBAL TRADING BUSINESS" means the business of the Borrower and/or its Subsidiaries of buying products from sources other than manufacturers or network operators and selling to customers other than network operators, their dealers or their other representatives.

         1.3. Section 2.3(b) of the Credit Agreement is hereby amended to delete the terms thereof in their entirety and to substitute the following therefor:

              (b) Alternate Currency Loans/Alternate Currency Letters of Credit; Procedures. Upon the satisfaction of the conditions precedent set forth in Sections 4.1, 4.2 and 4.3 hereof and set forth in the applicable Alternate Currency Documents, from and including the later of the date of this Agreement and the date of execution of the applicable Alternate Currency Addendum and prior to the Termination Date (unless an earlier Termination Date shall be specified in the applicable Alternate Currency Documents), the Alternate Currency Lender agrees on the terms and conditions set forth in this Agreement and in the applicable Alternate Currency Documents, to make Alternate Currency Loans to or to issue one or more Alternate Currency Letters of Credit for the account of any Subsidiary Borrower identified in an Alternate Currency Addendum to which such Alternate Currency Lender is a party from time to time in the applicable Alternate Currency, such Alternate Currency Credit in an amount not to exceed the lesser of (i) the Alternate Currency Commitment of such Alternate Currency Lender minus the aggregate Dollar Amount of all of such Alternate Currency Lender's outstanding Alternate Currency Obligations at such time and (ii) the Alternate Currency Availability at such time. Procedures for making Alternate Currency Credits, with respect to any Subsidiary Borrower, shall be established pursuant to the Alternate Currency Documents applicable to such Subsidiary Borrower and the applicable Alternate Currency. Subject to the terms of this Agreement and the applicable Alternate Currency Documents, the Subsidiary Borrowers may borrow, repay and reborrow at any time prior to the Termination Date. On the Termination Date, the outstanding principal balance of the Alternate Currency Credits shall be paid in full by the applicable Subsidiary Borrower and prior to the Termination Date prepayments of the Alternate Currency Credits shall be made by the applicable Subsidiary Borrower if and to the extent required in Section 2.3(h). It shall be the obligation of all Alternate Currency Lenders to monitor all Alternate Currency Loans made by each of the Alternate Currency Lenders so as to ensure compliance with the various provisions of this Agreement pursuant to which maximum amounts are established for the Alternate Currency Loans, including, without limitation, the provisions set forth in Section 2.3(d).

         1.4. Section 2.3 of the Agreement is amended to add the following at the end thereof:

         (k) Additional Alternate Currency Lenders. Brightpoint may, upon 15 Business Days' prior written notice to the Administrative Agent and with the prior written consent of the Administrative Agent, add to the Alternate Currency Lenders one or more additional Lenders who have agreed to make Alternate Currency Credit available to one or more of the Borrower's Subsidiaries. Any such Lender shall execute and deliver to the Administrative Agent, an addendum to Exhibit D (a "COMMITMENT Addendum"), in form and substance reasonably acceptable to the Administrative Agent, evidencing (i) the agreement of such Lender to become an Alternate Currency Lender, (ii) such Alternate Currency Lender's applicable notice address and
    (iii) the Alternate Currency Commitment of such Lender; provided in no event shall the aggregate of the Alternate Currency Commitments of all of the Alternate Currency Lenders exceed the Maximum Aggregate Alternate Currency Amount at such time. Upon the execution and delivery to the Administrative Agent of such Commitment Addendum and subject to the Administrative Agent's consent: (1) the new Alternate Currency Lender shall be deemed automatically to have become a party hereto as an Alternate Currency Lender, (2) the terms of Exhibit D shall be automatically amended to reflect such Alternate Currency Lender's Alternate Currency Commitment, (3) such Alternate Currency Lender agrees, as evidenced by its execution of such Commitment Addendum, that it shall, for all purposes, be an Alternate Currency Lender party to this Agreement and any other Loan Documents and shall have all the rights and obligations of an Alternate Currency Lender hereunder and thereunder and
    (4) the Aggregate Commitment shall be automatically increased by the amount the Alternate Currency Commitment of such Alternate Currency Lender. The Administrative Agent shall promptly provide a copy of the Commitment Addendum to each of the Lenders.

         1.5. Section 6.4 (D)(1) of the Credit Agreement is amended to delete the last sentence thereof in its entirety and to substitute the following therefor:

    The Leverage Ratio shall be calculated, in each case, determined as of the last day of each fiscal quarter based upon (A) for Indebtedness (including Permitted Subordinated Indebtedness) and Capitalized Lease Obligations, Indebtedness and Capitalized Lease Obligations as of the last day of each such fiscal quarter; and (B) for EBITDA, the actual amount for the two-quarter period ending on such day multiplied by two (2); provided, however,(i) there shall be excluded from the calculation of EBITDA, the EBITDA attributable to the Borrower and its Subsidiaries' discontinued Global Trading Business; and (ii) for the fiscal quarters ending December 31, 1998 and March 31, 1999, the Borrower shall be permitted to add back to EBITDA the lesser of (a) $20,000,000 and (b) the one-time charge taken by the Borrower in the quarter ending December 31, 1998 relating to the discontinuation or elimination of the Borrower and its Subsidiaries' Global Trading Business.

         1.6 Section 6.4 (D)(2) of the Credit Agreement is amended to delete the last sentence thereof in its entirety and to substitute the following therefor:

    The Senior Debt Ratio shall be calculated, in each case, determined as of the last day of each fiscal quarter based upon (A) for Indebtedness and Capitalized Lease Obligations, Indebtedness (other than the Permitted Subordinated Indebtedness) and Capitalized Lease Obligations as of the last day of each such fiscal quarter; and (B) for EBITDA, the actual amount for the two-quarter period ending on such day multiplied by two (2); provided, however,(i) there shall be excluded from the calculation of EBITDA, the EBITDA attributable to the Borrower and its Subsidiaries' discontinued Global Trading Business; and (ii) for the fiscal quarters ending December 31, 1998 and March 31, 1999, the Borrower shall be permitted to add back to EBITDA the lesser of (a) $20,000,000 and (b) the one-time charge taken by the Borrower in the quarter ending December 31, 1998 relating to the discontinuation or elimination of the Borrower and its Subsidiaries' Global Trading Business.

         1.7. Exhibit D to the Credit Agreement is hereby amended to delete the terms thereof in their entirety and to substitute the Exhibit D attached hereto therefor.

    2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of October 19, 1998, if, and only if, the Administrative Agent shall have received each of the following:

         (a) duly executed originals of this Amendment from the Borrowers, the Guarantors, BankBoston, N.A. and the Required Lenders; and

         (b) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

    3. Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:

         (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

         (b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement and other Loan Documents, to the extent the same are not amended hereby, and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

    4.   Reference to the Effect on the Credit Agreement.

         (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

         (b) Except as specifically amended and waived above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

    5. Costs and Expenses. The Borrowers agree to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.

    6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

    7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

    8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent's counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Administrative Agent thereof.

    9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

    10. Reaffirmation of Guaranties and other Loan Documents. Each of the Guarantors, without in any way establishing a course of dealing, as evidenced by its signature below, hereby consents to the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment shall not limit or diminish the obligations of such Guarantor under the Credit Agreement or any other Loan Documents, (iii) reaffirms its obligations under the Credit Agreement and other Loan Documents, and (iv) agrees that such obligations remain in full force and effect and is hereby ratified and confirmed.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written. Signature Page Brightpoint, Inc. Amendment to Credit Agreement


                  BRIGHTPOINT, INC.
                   as a Borrower and Guarantor

                  By:  /s/ Phillip A. Bounsall
                     -------------------------
                     Name:  Phillip A. Bounsall
                     Title: Executive Vice President and Chief
                            Financial Officer




                  BRIGHTPOINT INTERNATIONAL LTD.
                   as a Borrower and Guarantor

                  By:  /s/ Phillip A. Bounsall
                     -------------------------
                     Name:  Phillip A. Bounsall
                     Title:  Executive Vice President and Chief
                             Financial Officer

                  NBD BANK, N.A.
                    as the Administrative Agent, a Lender and the Swing Line Lender

                  By:  /s/ Jeffrey C. Kuehr
                     ----------------------
                     Name:  Jeffrey C. Kuehr
                     Title:  Vice President

                  BANK ONE, INDIANA, NATIONAL
                  ASSOCIATION
                   as the Syndication Agent, an Issuing Lender and as a Lender

                  By:  /s/ Steven J. Krakoski
                     ------------------------
                     Name:  Steven J. Krakoski
                     Title:  Vice President

                              ABN AMRO BANK N.V.
                               as an Alternate Currency Lender


                              By:  /s/ Joann L. Holman
                                 ----------------------
                                 Name:  Joann L. Holman
                                 Title:  Vice President

                              By:  /s/ Bernard J. McGuigan
                                 -------------------------
                                 Name:  Bernard J. McGuigan
                                 Title:  Group Vice President and Director

                              BANK BOSTON, N.A.
                               as a Lender and an Alternate Currency Lender

                              By:  /s/ Janet Twomey
                                 ------------------
                                 Name:  Janet Twomey
                                 Title:  Vice President

                              CORESTATES BANK, N.A.
                               as a Lender

                              By:  /s/ Jerald C. Goodwin
                                 -----------------------
                                 Name:  Jerald C. Goodwin
                                 Title:  Duly Authorized Signatory

                              SUNTRUST BANK OF CENTRAL FLORIDA,
                              NATIONAL ASSOCIATION
                               as a Lender

                              By:  /s/ Michael I. Smith
                                 ----------------------
                                 Name:  Michael I. Smith
                                 Title:  Assistant Vice President

                              THE BANK OF NOVA SCOTIA
                               as a Lender

                              By:  /s/ F.C.H. Ashby
                                 ------------------
                                 Name:  F.C.H. Ashby
                                 Title:  Senior Manager Loan Operations

                                     CREDIT LYONNAIS CHICAGO BRANCH
                                      as a Lender

                                     By:  /s/ Lee E. Greve
                                        ------------------
                                        Name:  Lee E. Greve
                                        Title:  First Vice President

                                     THE BANK OF TOKYO-MITSUBISHI, LTD.
                                     CHICAGO BRANCH
                                      as a Lender

                                     By:  /s/ Hajime Watanabe
                                        ---------------------
                                        Name:  Hajime Watanabe
                                        Title:  Deputy General Manager

                                     THE FUJI BANK, LIMITED
                                      as a Lender

                                     By:  /s/ Tetsuo Kamatsu
                                        --------------------
                                        Name:  Tetsuo Kamatsu
                                        Title:  Joint General Manager

                                    EXHIBIT D
                                       TO
               AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT

                                   Commitments



------------------------------- ----------------------------- ----------------------------- ------------------------------
                                       Revolving Loan             Alternate Currency
                                         Commitment                 Loan Commitment                Total Commitment
            Lender                     (in millions)                 (in millions)                  (in millions)
------------------------------- ----------------------------- ----------------------------- ------------------------------
First Chicago-Admin Agt.                    $30                            --                            $30
------------------------------- ----------------------------- ----------------------------- ------------------------------
Bank One - Synd. Agt                        $30                            --                            $30
------------------------------- ----------------------------- ----------------------------- ------------------------------
Corestates                                  $22                            --                            $22
------------------------------- ----------------------------- ----------------------------- ------------------------------
Sun Trust Bank                              $22                            --                            $22
------------------------------- ----------------------------- ----------------------------- ------------------------------
Bank of Nova Scotia                         $22                            --                            $22
------------------------------- ----------------------------- ----------------------------- ------------------------------
Bank of Tokyo-Mitsubishi                    $22                            --                            $22
------------------------------- ----------------------------- ----------------------------- ------------------------------
Credit Lyonnais                             $22                            --                            $22
------------------------------- ----------------------------- ----------------------------- ------------------------------
Bank of Boston                              $15                            $5                            $20
------------------------------- ----------------------------- ----------------------------- ------------------------------
Fuji Bank                                   $15                            --                            $15
------------------------------- ----------------------------- ----------------------------- ------------------------------
ABN AMRO Bank                            --                               $25                            $25
------------------------------- ----------------------------- ----------------------------- ------------------------------
Totals                                     $200                          $30(1)                        $230(2)
------------------------------- ----------------------------- ----------------------------- ------------------------------


-----------------------------

(1)Note that pursuant to the terms of Section 2.3(k) additional Alternate Currency Lenders may be added increasing this amount to the Maximum Aggregate Alternate Currency Amount.

(2)Note that pursuant to the terms of the definition of Aggregate Commitment and
   Section 2.3(k), this number may increase in the event of a new Alternate Currency Commitment.